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Exhibit 10.76

AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES OF
LAUREATE EDUCATION, INC. AND ITS SUBSIDIARIES

        This Amendment to the 2007 Stock Incentive Plan for Key Employees of Laureate Education, Inc. and its Subsidiaries (this "Amendment"), effective as of January 30, 2017, is made and entered into by Laureate Education, Inc., a Delaware public corporation (the "Company"). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the 2007 Stock Incentive Plan for Key Employees of Laureate Education, Inc. and its Subsidiaries (the "Plan").

RECITALS

        WHEREAS, on October 2, 2007 the Board of Directors of the Company (the "Board") approved the Plan, which Plan also has been approved by the Company's stockholders;

        WHEREAS, pursuant to Section 10(b) of the Plan, the Board may amend, suspend or terminate the Plan, except as otherwise provided in the Plan;

        WHEREAS, the fourth sentence of Section 5(a) of the Plan states: "In addition to other restrictions contained in the Plan, a Stock Option granted under this Section 5(a) may not be exercised more than 10 years after the date it is granted."; and

        WHEREAS, the Board desires to amend the Plan, to permit the Board to authorize the exercise of one or more stock options more than 10 years after the date such stock option was granted; and

        NOW, THEREFORE, in accordance with Section 10(b) of the Plan, the Board hereby amends the Plan as follows:

          1.     Section 5(a) of the Plan is hereby amended by deleting the fourth sentence of Section 5(a) and substituting in lieu thereof the following new sentence:

    "In addition to other restrictions contained in the Plan, a Stock Option granted under this Section 5(a) may not be exercised more than 10 years after the date it is granted, except as otherwise provided by the Board."

          2.     This Amendment shall be effective on the date first set forth above.

          3.     Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank Signature Page Follows]

        IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

LAUREATE EDUCATION, INC.
By:	/s/ ROBERT W. ZENTZ
Name:	Robert W. Zentz
Title:	SVP, General Counsel & Secretary

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  Exhibit 10.76
AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES OF LAUREATE EDUCATION, INC. AND ITS SUBSIDIARIES
RECITALS